EXHIBIT 23

                               CONSENT OF AUDITOR

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            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



We consent to the incorporation by reference in the Registration Statement on Form S-3D (No. 333-111905) of Oneida Financial Corporation of our report dated February 16, 2006, relating to the consolidated financial statements of Oneida Financial Corporation, which report is included in the December 31, 2005 Annual Report on Form 10-K of Oneida Financial Corporation.




                                             /s/ Crowe Chizek and Company L.L.C.
                                             -----------------------------------
                                                 Crowe Chizek and Company LLC

Cleveland, Ohio
March 28, 2006